Exhibit 21

Entity Name	Domestic State	Foreign Qualification
AF Motors L.L.C.	DE	FL
ALM Motors L.L.C.	DE	FL
ANL L.P.	DE	FL
Asbury AR Niss L.L.C.	DE	AR
Asbury Arkansas Hund L.L.C.	DE	AR
Asbury Atlanta AC L.L.C.	DE	GA
Asbury Atlanta AU L.L.C.	DE	GA
Asbury Atlanta BM L.L.C.	DE	GA
Asbury Atlanta Chevrolet L.L.C.	DE	GA
Asbury Atlanta Hon L.L.C.	DE	GA
Asbury Atlanta Infiniti L.L.C.	DE	GA
Asbury Atlanta Jaguar L.L.C.	DE	GA
Asbury Atlanta Lex L.L.C.	DE	GA
Asbury Atlanta VL L.L.C.	DE	GA
Asbury Automotive Arkansas Dealership Holdings L.L.C.	DE	AR, MS
Asbury Automotive Arkansas L.L.C.	DE	AR, MS
Asbury Automotive Atlanta L.L.C.	DE	GA
Asbury Automotive Brandon, L.P.	DE	FL
Asbury Automotive Central Florida, L.L.C.	DE	FL
Asbury Automotive Deland, L.L.C.	DE	FL
Asbury Automotive Financial Services, Inc.	DE	CT
Asbury Automotive Fresno L.L.C.	DE	CA
Asbury Automotive Group Holdings, Inc.	DE	PA
Asbury Automotive Group L.L.C.	DE	CT, OR
Asbury Automotive Group, Inc.	DE	NY, PA
Asbury Automotive Jacksonville GP L.L.C.	DE	FL
Asbury Automotive Jacksonville, L.P.	DE	FL
Asbury Automotive Management L.L.C.	DE	NY, PA
Asbury Automotive Mississippi L.L.C.	DE	MS
Asbury Automotive North Carolina Dealership Holdings L.L.C.	DE	NC
Asbury Automotive North Carolina L.L.C.	DE	NC
Asbury Automotive North Carolina Management L.L.C.	DE	NC
Asbury Automotive North Carolina Real Estate Holdings L.L.C.	DE	NC
Asbury Automotive Oregon L.L.C.	DE	OR
Asbury Automotive Oregon Management L.L.C.	DE	OR
Asbury Automotive Southern California L.L.C.	DE	CA
Asbury Automotive St. Louis, L.L.C.	DE	MO
Asbury Automotive Tampa GP L.L.C.	DE	FL
Asbury Automotive Tampa, L.P.	DE	FL
Asbury Automotive Texas Holdings L.L.C.	DE	CT
Asbury Automotive Texas L.L.C.	DE	CT
Asbury Automotive Texas Real Estate Holdings L.P.	DE	TX
Asbury Deland Imports 2, L.L.C.	DE	FL
Asbury Fresno Imports L.L.C.	DE	CA
Asbury Jax Holdings, L.P.	DE	FL
Asbury Jax Management L.L.C.	DE	FL
Asbury MS Gray-Daniels L.L.C.	DE	MS
Asbury MS Metro L.L.C.	DE	MS
Asbury MS Wimber L.L.C.	DE	MS
Asbury MS Yazoo L.L.C.	DE	MS
Asbury No Cal Niss L.L.C.	DE	CA

Asbury Sacramento Imports L.L.C.	DE	CA
Asbury So Cal DC L.L.C.	DE	CA
Asbury So Cal Hon L.L.C.	DE	CA
Asbury So Cal Niss L.L.C.	DE	CA
Asbury So Cal Toy L.L.C.	DE	CA
Asbury St. Louis Cadillac L.L.C.	DE	MO
Asbury St. Louis Gen L.L.C.	DE	MO
Asbury St. Louis Lex L.L.C.	DE	MO
Asbury St. Louis LR L.L.C.	DE	MO
Asbury Tampa Management L.L.C.	DE	FL
Asbury Texas Management L.L.C.	DE	TX
Asbury-Deland Imports L.L.C.	DE	FL
Atlanta Real Estate Holdings L.L.C.	DE	GA
Avenues Motors, Ltd.	FL
Bayway Financial Services, L.P.	DE	FL
BFP Motors L.L.C.	DE	FL
C&O Properties, Ltd.	FL
Camco Finance II L.L.C.	DE	NC, SC
Camco Finance L.L.C.	DE	NC
CFP Motors, Ltd.	FL
CH Motors, Ltd.	FL
CHO Partnership, Ltd.	FL
CK Chevrolet LLC	DE	FL
CK Motors LLC	DE	FL
CN Motors, Ltd.	FL
Coggin Automotive Corp.	FL
Coggin Cars L.L.C.	DE	FL
Coggin Chevrolet L.L.C.	DE	FL
Coggin Management, L.P.	DE	FL
CP-GMC Motors, Ltd.	FL
Crown Acura/Nissan, LLC	NC
Crown Battleground, LLC	NC
Crown CHH L.L.C.	DE	NC
Crown CHO L.L.C.	DE	NC
Crown CHV L.L.C.	DE	NC
Crown Dodge, LLC	NC
Crown FDO L.L.C.	DE	NC
Crown FFO Holdings L.L.C.	DE	NC
Crown FFO L.L.C.	DE	NC
Crown Fordham L.L.C.	DE	NC
Crown GAC L.L.C.	DE	NC
Crown GAU L.L.C.	DE	NC
Crown GBM L.L.C.	DE	NC
Crown GCA L.L.C.	DE	NC
Crown GCH L.L.C.	DE	NC
Crown GDO L.L.C.	DE	NC
Crown GHO L.L.C.	DE	NC
Crown GKI L.L.C.	DE	NC
Crown GMI L.L.C.	DE	NC
Crown GNI L.L.C.	DE	NC
Crown GPG L.L.C.	DE	NC
Crown GVO L.L.C.	DE	NC

Crown Honda, LLC	NC
Crown Honda-Volvo, LLC	NC
Crown Mitsubishi, LLC	NC
Crown Motorcar Company L.L.C.	DE	VA
Crown Raleigh L.L.C.	DE	NC
Crown RIA L.L.C.	DE	VA
Crown RIB L.L.C.	DE	VA
Crown Royal Pontiac, LLC	NC
Crown SJC L.L.C.	DE	SC
Crown SNI L.L.C.	DE	SC
CSA Imports L.L.C.	DE	FL
Damerow Ford Co.	OR
Dealer Profit Systems L.L.C.	DE	FL
Escude-M L.L.C.	DE	MS
Escude-MO L.L.C.	DE	MS
Escude-NN L.L.C.	DE	MS
Escude-NS L.L.C.	DE	MS
Escude-T L.L.C.	DE	MS
HFP Motors L.L.C.	DE	FL
KP Motors L.L.C.	DE	FL
McDavid Auction, L.P.	DE	TX
McDavid Austin-Acra, L.P.	DE	TX
McDavid Frisco-Hon, L.P.	DE	TX
McDavid Grande, L.P.	DE	TX
McDavid Houston-Hon, L.P.	DE	TX
McDavid Houston-Kia, L.P.	DE	TX
McDavid Houston-Niss, L.P.	DE	TX
McDavid Irving-Hon, L.P.	DE	TX
McDavid Irving-PB&G, L.P.	DE	TX
McDavid Irving-Zuk, L.P.	DE	TX
McDavid Outfitters, L.P.	DE	TX, LA
McDavid Plano-Acra, L.P.	DE	TX
NP FLM L.L.C.	DE	AR
NP MZD L.L.C.	DE	AR
NP VKW L.L.C.	DE	AR
Plano Lincoln-Mercury, Inc.	DE	TX
Precision Computer Services, Inc.	FL
Precision Enterprises Tampa, Inc.	FL
Precision Infiniti, Inc.	FL
Precision Motorcars, Inc.	FL
Precision Nissan, Inc.	FL
Premier NSN L.L.C.	DE	AR
Premier Pon L.L.C.	DE	AR
Prestige Bay L.L.C.	DE	AR
Prestige Toy L.L.C.	DE	AR
RER Properties, LLC	NC
RWIJ Properties, LLC	NC
Spectrum Insurance Services L.L.C.	DE	GA
Spirit Automotive Group L.L.C.	DE	CA
Tampa Hund, L.P.	DE	FL
Tampa Kia, L.P.	DE	FL
Tampa LM, L.P.	DE	FL

Tampa Mit, L.P.	DE	FL
Tampa Suzu, L.P.	DE	FL
Thomason Auto Credit Northwest, Inc.	OR
Thomason Dam L.L.C.	DE	OR
Thomason Frd L.L.C.	DE	OR
Thomason Hon L.L.C.	DE	OR
Thomason Hund L.L.C.	DE	OR
Thomason Maz L.L.C.	DE	OR
Thomason Niss L.L.C.	DE	OR
Thomason Outfitters L.L.C.	DE	OR
Thomason Pontiac-GMC L.L.C.	DE	OR
Thomason Suzu L.L.C.	DE	OR
Thomason TY L.L.C.	DE	OR
Thomason Zuk L.L.C.	DE	OR
WMZ Brandon Motors, L.P.	DE	FL
WMZ Motors, L.P.	DE	FL
WTY Motors, L.P.	DE	FL